UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K
                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              DATE OF REPORT
                             DECEMBER 9, 1999

                      AMAZON NATURAL TREASURES, INC.
                     -------------------------------
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NEVADA
                                --------
              (STATE OR OTHER JURISDICTION OF INCORPORATION)

            33-26109                                87-0460880
          -----------                             --------------
    (COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER
                                                IDENTIFICATION NO.)


                   4011 WEST OQUENDO UNIT C, LAS VEGAS NEVADA 89118
                  --------------------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                               (702) 795-4333
                              ----------------
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS.
On November 24, 1999, Amazon Natural Treasures, Inc. was granted registration as a transfer agent pursuant to section 17A Paragraph (c) of the Securities Exchange Act of 1934 - SEC File No. 84-5839.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AMAZON NATURAL TREASURES, INC.
(Registrant)

Date: December 9, 1999
By: /s/ MICHAEL A. SYLVER

Michael A. Sylver
President